EXHIBIT 99.1

NEWS

VEECO REPORTS FOURTH QUARTER AND FISCAL YEAR 2015 FINANCIAL RESULTS

Fourth Quarter 2015 Highlights

•                  Revenues of $106.5 million, down 6% compared with the same period last year

•                  GAAP net loss per share of $0.25 and Non-GAAP earnings per share of $0.01

•                  Non-GAAP adjusted EBITDA of $4.4 million

Full Year 2015 Highlights

•                  Revenues of $477.0 million, an increase of 21% compared to 2014

•                  GAAP net loss per share of $0.80 and Non-GAAP earnings per share of $0.54

•                  Non-GAAP adjusted EBITDA of $41.7 million

Plainview, N.Y., February 22, 2016 — Veeco Instruments Inc. (Nasdaq: VECO) announced financial results for its fourth quarter and fiscal year ended December 31, 2015. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”).

A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

	4th Quarter		Full Year
GAAP Results	Q4 ‘15	Q4 ‘14	2015	2014
Revenue	$106.5	$113.6	$477.0	$392.9
Net income (loss)	$(9.8)	$(56.9)	$(32.0)	$(66.9)
Diluted earnings (loss) per share	$(0.25)	$(1.44)	$(0.80)	$(1.70)

	4th Quarter		Full Year
Non-GAAP Results	Q4 ‘15	Q4 ‘14	2015	2014
Adjusted EBITDA	$4.4	$8.3	$41.7	$2.6
Net income (loss)	$0.6	$5.1	$22.1	$(4.1)
Diluted earnings (loss) per share	$0.01	$0.13	$0.54	$(0.10)

“We ended 2015 on a positive note, delivering solid Q4 revenue and adjusted EBITDA and exceeding the high end of our guidance range for gross margin. Q4 bookings doubled sequentially to $107 million, bolstered by record-level orders for our Precision Surface Processing (“PSP”) products. PSP has enabled us to significantly expand our footprint in the RF and MEMS markets and also gain entry into the high growth Advanced Packaging space.  With focus and execution, we exceeded our 2015 revenue plans for PSP which contributed to annual revenue growth of 21 percent for the company,” commented John R. Peeler, Chairman and Chief Executive Officer.

“Entering 2016, we continue to face a weak macro-economic environment and challenging LED industry conditions.  As a result, we expect investments for Metal Organic Chemical Vapor Deposition (“MOCVD”) equipment will remain soft through the first half of this year.  During this time, we continue to strengthen our product portfolio and recently introduced the TurboDisc® K475iTM MOCVD reactor to complement our industry leading EPIKTM 700 MOCVD product. We remain focused on positioning the Company for long term growth and are encouraged by our prospects,” Mr. Peeler concluded.

Guidance and Outlook

The following guidance is provided for Veeco’s first quarter 2016:

•                  Revenue is expected to be in the range of $70 million to $80 million

•                  Adjusted EBITDA (loss) is expected to be in the range of ($9) million to ($5) million

•                  GAAP earnings (loss) per share are expected to be in the range of ($0.62) to ($0.52)

•                  Non-GAAP earnings (loss) per share are expected to be in the range of ($0.35) to ($0.25)

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, February 22, 2016 starting at 5:00pm ET. To join the call, dial 1-888-438-5491 (toll free) or 1-719-785-1765 and use passcode 4400150. The call will also be webcast live on the Veeco website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 8:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco’s process equipment solutions enable the manufacture of LEDs, displays, power electronics, compound semiconductors, hard disk drives, semiconductors, MEMS and wireless chips. We are the leader in MOCVD, MBE, Ion Beam, Wet Etch single wafer processing and other advanced thin film process technologies. Our high performance systems drive innovation in energy efficiency, consumer electronics and network storage and allow our customers to maximize productivity and achieve lower cost of ownership. For information on our company, products and worldwide service and support, please visit www.veeco.com.

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2014 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors:	Media:
Shanye Hudson 516-677-0200 x1272	Jeffrey Pina 516-677-0200 x1222
shudson@veeco.com	jpina@veeco.com

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

	Three months ended December 31,		For the year ended December 31,
	2015	2014	2015	2014
Net sales	$106,543	$113,569	$477,038	$392,873
Cost of sales	67,757	75,695	299,797	257,991
Gross profit	38,786	37,874	177,241	134,882
Operating expenses, net:
Selling, general, and administrative	21,036	24,490	90,188	89,760
Research and development	20,639	20,424	78,543	81,171
Amortization	5,802	4,195	27,634	13,146
Restructuring	1,170	884	4,679	4,394
Asset impairment	—	55,306	126	58,170
Changes in contingent consideration	—	—	—	(29,368)
Other, net	98	(2,848)	(697)	(3,182)
Total operating expenses, net	48,745	102,451	200,473	214,091
Operating income (loss)	(9,959)	(64,577)	(23,232)	(79,209)
Interest income, net	145	314	586	855
Income (loss) before income taxes	(9,814)	(64,263)	(22,646)	(78,354)
Income tax expense (benefit)	(26)	(7,351)	9,332	(11,414)
Net income (loss)	$(9,788)	$(56,912)	$(31,978)	$(66,940)

Income (loss) per common share:
Basic	$(0.25)	$(1.44)	$(0.80)	$(1.70)
Diluted	$(0.25)	$(1.44)	$(0.80)	$(1.70)

Weighted average number of shares:
Basic	39,794	39,446	39,742	39,350
Diluted	39,794	39,446	39,742	39,350

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

	December 31, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$269,232	$270,811
Short-term investments	116,050	120,572
Restricted cash	—	539
Accounts receivable, net	49,524	60,085
Inventories	77,469	61,471
Deferred cost of sales	2,100	5,076
Prepaid expenses and other current assets	22,760	23,132
Assets held for sale	5,000	6,000
Deferred income taxes	—	7,976
Total current assets	542,135	555,662
Property, plant and equipment, net	79,590	78,752
Intangible assets, net	131,674	159,308
Goodwill	114,908	114,959
Deferred income taxes	1,384	1,180
Other assets	21,098	19,594
Total assets	$890,789	$929,455

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$30,074	$18,111
Accrued expenses and other current liabilities	49,393	48,418
Customer deposits and deferred revenue	76,216	96,004
Income taxes payable	6,208	5,441
Deferred income taxes	—	120
Current portion of long-term debt	340	314
Total current liabilities	162,231	168,408
Deferred income taxes	11,211	16,397
Long-term debt	1,193	1,533
Other liabilities	1,539	4,185
Total liabilities	176,174	190,523

Total stockholders’ equity	714,615	738,932

Total liabilities and stockholders’ equity	$890,789	$929,455

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In thousands, except per share data)

(Unaudited)

		Non-GAAP Adjustments
Three months ended December 31, 2015	GAAP	Share-based Compensation	Acquisition Related	Other	Non-GAAP
Net sales	$106,543	$—	$—	$—	$106,543
Cost of sales	67,757	(393)	—	—	67,364
Gross profit	38,786	393	—	—	39,179
Gross margin	36.4%				36.8%
Operating expenses, net:
Selling, general, and administrative	21,036	(2,277)	(188)	—	18,571
Research and development	20,639	(1,292)	—	—	19,347
Amortization	5,802	—	(5,802)	—	—
Restructuring	1,170	—	—	(1,170)	—
Other, net	98	—	—	—	98
Total operating expenses, net	48,745	(3,569)	(5,990)	(1,170)	38,016
Operating income (loss)	(9,959)	3,962	5,990	1,170	1,163
Interest income, net	145	—	—	—	145
Income (loss) before income taxes	(9,814)	3,962	5,990	1,170	1,308
Income tax expense (benefit)	(26)	—	—	760 (a)	734
Net income (loss)	$(9,788)	$3,962	$5,990	$410	$574

Income (loss) per common share:
Basic earnings per share	$(0.25)				$0.01
Diluted earnings per share	$(0.25)				$0.01

Weighted average number of shares:
Basic shares	39,794				40,644
Diluted shares	39,794				40,731

Non-GAAP operating income					$1,163
Depreciation					3,282
Adjusted EBITDA					$4,445

Note:  Amounts may not calculate precisely due to rounding.

(a) Primarily due to a change in deferred tax liabilities related to the PSP acquisition.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; nonrecurring charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, incremental nonrecurring compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In thousands, except per share data)

(Unaudited)

		Non-GAAP Adjustments
Three months ended December 31, 2014	GAAP	Share-based Compensation	Acquisition Related		Other	Non-GAAP
Net sales	$113,569	$—	$—		$—	$113,569
Cost of sales	75,695	(657)	(5,175	)(a)	—	69,863
Gross profit	37,874	657	5,175		—	43,706
Gross margin	33.3%					38.5%
Operating expenses:
Selling, general, and administrative	24,490	(2,667)	(3,242	)(b)	—	18,581
Research and development	20,424	(1,185)	—		—	19,239
Amortization	4,195	—	(4,195)		—	—
Restructuring	884	—	—		(884)	—
Asset impairment	55,306	—	—		(55,306)	—
Other, net	(2,848)	—	—		3,142 (c)	294
Total operating expenses, net	102,451	(3,852)	(7,437)		(53,048)	38,114
Operating income (loss)	(64,577)	4,509	12,612		53,048	5,592
Interest income, net	314	—	—		—	314
Income (loss) before income taxes	(64,263)	4,509	12,612		53,048	5,906
Income tax expense (benefit)	(7,351)	—	2,705	(d)	5,428 (e)	782
Net income (loss)	$(56,912)	$4,509	$9,907		$47,620	$5,124

Income (loss) per common share:
Basic earnings per share	$(1.44)					$0.13
Diluted earnings per share	$(1.44)					$0.13

Weighted average number of shares:
Basic shares	39,446					39,446
Diluted shares	39,446					40,072

Non-GAAP operating income						$5,592
Depreciation						2,728
Adjusted EBITDA						$8,320

Note:  Amounts may not calculate precisely due to rounding.

(a) The inventory fair value step-up associated with the PSP acquisition’s purchase accounting.

(b) One-time PSP acquisition related transaction costs.

(c) One-time cumulative translation gain related to the liquidation of our Japanese subsidiary.

(d) Valuation allowance reversal associated with the recognition of deferred tax liabilities related to the PSP acquisition.

(e) $4.9 million tax liability reversal related to an incentive tax rate in a foreign subsidiary as well as utilization of the ‘with or without’ method.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; nonrecurring charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, incremental nonrecurring compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In thousands, except per share data)

(Unaudited)

		Non-GAAP Adjustments
For the year ended December 31, 2015	GAAP	Share-based Compensation	Acquisition Related		Other		Non-GAAP
Net sales	$477,038	$—	$—		$—		$477,038
Cost of sales	299,797	(2,495)	(1,311	)(a)	—		295,991
Gross profit	177,241	2,495	1,311		—		181,047
Gross margin	37.2%						38.0%
Operating expenses, net:
Selling, general, and administrative	90,188	(11,474)	(563)		—		78,151
Research and development	78,543	(4,031)	—		—		74,512
Amortization	27,634	—	(27,634)		—		—
Restructuring	4,679	—	—		(4,679)		—
Asset impairment	126	—	—		(126)		—
Other, net	(697)	—	—		(395	)(b)	(1,092)
Total operating expenses, net	200,473	(15,505)	(28,197)		(5,200)		151,571
Operating income (loss)	(23,232)	18,000	29,508		5,200		29,476
Interest income, net	586	—	—		—		586
Income (loss) before income taxes	(22,646)	18,000	29,508		5,200		30,062
Income tax expense (benefit)	9,332	—	—		(1,334	)(c)	7,998
Net income (loss)	$(31,978)	$18,000	$29,508		$6,534		$22,064

Income (loss) per common share:
Basic earnings per share	$(0.80)						$0.54
Diluted earnings per share	$(0.80)						$0.54

Weighted average number of shares:
Basic shares	39,742						40,759
Diluted shares	39,742						40,905

Non-GAAP operating income							$29,476
Depreciation							12,216
Adjusted EBITDA							$41,692

Note:  Amounts may not calculate precisely due to rounding.

(a) The inventory fair value step-up associated with the PSP acquisition’s purchase accounting.

(b) The non-GAAP adjustment relates to a one-time legal settlement.

(c) Primarily due to a change in deferred tax liabilities related to the PSP acquisition.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; nonrecurring charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, incremental nonrecurring compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In thousands, except per share data)

(Unaudited)

		Non-GAAP Adjustments
For the year ended December 31, 2014	GAAP	Share-based Compensation	Acquisition Related		Other	Non-GAAP
Net sales	$392,873	$—	$—		$—	$392,873
Cost of sales	257,991	(2,456)	(5,175	)(a)	—	250,360
Gross profit	134,882	2,456	5,175		—	142,513
Gross margin	34.3%					36.3%
Operating expenses, net:
Selling, general, and administrative	89,760	(11,859)	(3,242	)(b)	—	74,659
Research and development	81,171	(4,498)	—		—	76,673
Amortization	13,146	—	(13,146)		—	—
Restructuring	4,394	—	—		(4,394)	—
Asset impairment	58,170	—	—		(58,170)	—
Changes in contingent consideration	(29,368)	—	—		29,368	—
Other, net	(3,182)	—	—		3,142 (c)	(40)
Total operating expenses, net	214,091	(16,357)	(16,388)		(30,054)	151,292
Operating income (loss)	(79,209)	18,813	21,563		30,054	(8,779)
Interest income, net	855	—	—		—	855
Income (loss) before income taxes	(78,354)	18,813	21,563		30,054	(7,924)
Income tax expense (benefit)	(11,414)	—	2,705	(d)	4,908 (e)	(3,801)
Net income (loss)	$(66,940)	$18,813	$18,858		$25,146	$(4,123)

Income (loss) per common share:
Basic earnings per share	$(1.70)					$(0.10)
Diluted earnings per share	$(1.70)					$(0.10)

Weighted average number of shares:
Basic shares	39,350					39,350
Diluted shares	39,350					39,350

Non-GAAP operating income						$(8,779)
Depreciation						11,426
Adjusted EBITDA						$2,647

Note:  Amounts may not calculate precisely due to rounding.

(a) The inventory fair value step-up associated with the PSP acquisition’s purchase accounting.

(b) One-time PSP acquisition related transaction costs.

(c) One-time cumulative translation gain related to the liquidation of our Japanese subsidiary.

(d) Valuation allowance reversal associated with the recognition of deferred tax liabilities related to the PSP acquisition.

(e) $4.9 million tax liability reversal related to an incentive tax rate in a foreign subsidiary as well as utilization of the ‘with or without’ method.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; nonrecurring charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, incremental nonrecurring compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In millions, except per share data)

(Unaudited)

				Non-GAAP Adjustments
Guidance for the three months ended March 31, 2016	GAAP			Share-based Compensation	Acquisition Related	Non-GAAP
Net sales	$70	-	$80	$––	$––	$70	-	$80

Gross profit	25	-	30	1	––	26	-	31
Gross margin	36%	-	38%			37%	-	39%

Operating income	(23)	-	(19)	5	5	(13)	-	(9)
Depreciation						4		4
Adjusted EBITDA						$(9)	-	$(5)

Net income (loss)	(24)	-	(20)	5	5	(14)	-	(10)

Income (loss) per diluted common share	$(0.62)	-	$(0.52)			$(0.35)	-	$(0.25)
Weighted average number of shares	39		39			39		39

Note:  Amounts may not calculate precisely due to rounding.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; nonrecurring charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, incremental nonrecurring compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.